STEINROE VARIABLE INVESTMENT TRUST
                          LIBERTY MONEY MARKET FUND, VARIABLE SERIES
                      LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
                       LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
                      COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
                     LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES
                        (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                      SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2005


Effective immediately, the fourth paragraph on the last page of the prospectuses for the Funds is revised in its entirety as follows:

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

The annual and semi-annual reports and the Statement of Additional Information are not available on an Internet Web site because Columbia Management does not maintain an Internet Web site for these Funds which are available only through VA contracts and VLI policies.



                                                                  June 17, 2005